UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2011

Date of reporting period: July 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
POVSX

Putnam International Equity Fund

Semiannual report 12|31|10

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth in international stock markets since 1991

As a shareholder of Putnam International Equity Fund, you are seeking to benefit from investment opportunities outside the United States. Although international investing involves additional risks, the fund lets you take advantage of the capital appreciation potential of a broad range of companies.

In many cases, international companies are the top competitors in global industries. If you look at the products or services you use every day — from cars to cell phones to household products — you are likely to find many items made by international companies.

While investing in different currencies and economic systems can add risk, it may help you manage against an important financial risk — the possibility of a slump in the U.S. economy — and may give you a chance to keep building wealth even if U.S. stocks struggle.

That’s because international economies can follow a different business cycle than that of the United States, with different monetary conditions. In many regions, economies may be growing faster than the U.S. economy. Also, when you invest internationally, you can benefit when foreign currencies strengthen against the U.S. dollar, although there is also a risk of exchange rate fluctuations.

The fund seeks profitable holdings based on the portfolio manager’s analysis of attractively valued companies in international markets. In addition to selecting stocks, the manager routinely analyzes industry sectors and global market conditions by relying on Putnam’s deep research capabilities. Putnam has analysts in Boston, London, and Singapore for better access to company information.

Using Putnam’s blend strategy, the manager has the flexibility to select a broad range of stocks believed to be priced below their true worth. The portfolio’s diversification may help keep the fund competitive given the risks of changing market conditions and political developments in international markets. The fund can invest in developed economies such as Europe, Japan, Canada, and Australia, as well as in the emerging markets of the world. Since 1991, the fund has helped investors benefit from diversification and economic growth generated outside the United States.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth- or value-style investing.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Quality The manager evaluates high-quality companies with characteristics such as solid management teams and sound business models.

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential and capital requirements.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projects its ability to generate cash returns going forward.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Joshua Byrne

Josh, how did the fund perform for the six months ending December 31, 2010?

Putnam International Equity Fund’s class A shares delivered a return of 29.46% during the semiannual period. The fund outperformed both the MSCI EAFE Index and the average return of its Lipper peer group of International Large-Cap Core Funds.

Most of this result can be attributed to stock selection, but the fund also benefited from positions in emerging markets. Currency also played a small positive role. We do not hedge emerging-market currencies because of the high costs involved, and the appreciation of these currencies relative to the U.S. dollar during the period added to the fund’s returns. We selectively hedged currency risk in developed markets, using forward currency contracts. Developed market currencies also added to performance as the dollar weakened.

One of the biggest stories in the period has been renewed confidence in the global economic recovery. How did this play a role in fund performance?

We anticipated that the economic recovery would continue, and the fund was positioned for the sustained growth that we saw. Unlike some skeptics who believed that the European debt crisis would bring about a double-dip recession, we were more confident. The fund owned stocks of companies in both developed and developing markets that could benefit from growing economies of the world, particularly those tapping the opportunities in emerging markets. As we always seek to do, we kept the fund focused on stocks that were priced attractively relative to the earnings and cash flow they could generate.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

In what markets did you find some of the best results?

The German stock market performed well. Germany represented the fund’s third-largest country weighting and an overweight position relative to the benchmark. Germany’s government finances and economy are significantly stronger than those of its neighbors. During the period, German companies benefited from its export competitiveness, thanks to long-term efforts to bring wages and productivity to levels at which German workers can compete globally. As the global recovery gained traction in 2010, German companies were able to meet export demand.

Portfolio holdings in Canada, another market overweight position relative to the benchmark, performed well over the past six months. Canada’s banking system is strong, and demand increased for its natural resource exports. With regard to emerging markets, the fund did not have positions in some of the best performers, such as Indonesia or Thailand. We had a large overweight position in China, which had very modest returns during the fund’s semiannual period. Policymakers raised interest rates twice in the final three months of the period to prevent inflation, and this restrained the stock market.

What stocks performed well for the fund in the period?

One of the biggest contributors to the fund’s results was an overweight position in Porsche Automobil Holding SE, the German auto-maker. In previous reports, we described this stock as an underperformer, so we are glad to share the news that it has outperformed the index largely for reasons we anticipated. The market misunderstood the takeover battle between Porsche and Volkswagen. The battle became more complicated because of litigation involving U.S. hedge funds with stakes in the company. These issues have been clarified, and the market has bid up the price of Porsche. We think the stock is still priced below its worth and can continue to appreciate.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

In Canada, Teck Resources contributed strong results. This mining company, which is not in the benchmark, advanced as it announced new reserves of coking coal, which is used in making steel and is in strong demand as emerging markets build infrastructure. The company also benefited from a short-term jump in coal prices due to flooding in the mining regions of Australia. In addition to coking coal, Teck also has an improving production profile in copper, which is another important industrial metal used around the world.

Another mining company, Xstrata, was among the top contributors to performance, and an overweight relative to the benchmark. Although this company has faced problems with flooding in Queensland, Australia, it has nevertheless benefited from rising coal prices.

Kabel Deutschland Holding, Germany’s leading cable TV operator, contributed significantly to performance, and was also an overweight position. This stock was attractively valued in part because relatively few German households pay for television services, compared with most developed markets. Germany’s free TV programming offers a broader choice for viewers than in most European countries. Nevertheless, we see the company has had a good reception of its offerings by promoting “triple-play” services, bundling cable TV with broadband Internet and telephony. We believe the company still has good growth opportunities going forward.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 12/31/10. Short-term holdings are excluded. Holdings will vary over time.

Which holdings had a negative impact on results?

In France, an overweight to Sanofi-Aventis underperformed the index. We consider this pharmaceutical company attractively valued versus the industry, and able to manage its patent expiration challenges. However, Sanofi’s price has underperformed because the company is trying to acquire Genzyme, a U.S. competitor. As Genzyme delays the negotiations to seek a higher price, the market assigns a lower valuation to Sanofi. However, we believe that even at the likely higher price, the acquisition would increase Sanofi’s earnings growth profile and its valuation.

The fund’s position in China Mobile, which is not in the benchmark, also underperformed. Although it is the leading mobile phone company in the world’s largest market, China Mobile is facing strong competition. Currently, China Mobile does not offer the most advanced 3G data network. However, the company is well positioned for the next generation of services, 4G, which is likely to roll out in 2012 or 2013. We think China Mobile will be China’s premier player in 4G, with the largest subscriber base. We believe the stock is undervalued relative to its growth potential.

What is your outlook for international markets and for the fund?

We are reasonably optimistic despite the major structural issues that still face the global economy. Many countries have high debt relative to their economic output, as well as high current account deficits. Deleveraging is likely to continue playing a role in the markets. We see a risk that a sovereign debt crisis involving a large economy like Spain or Italy could cause a market disruption. This is one reason why the fund’s positioning within Europe features an underweight to the financials sector and an overweight to Germany. In emerging markets, our concern is that policy-makers trying to fight inflationary pressures might undercut economic growth.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

While we are watching these risks closely, we believe that the recovery could broaden. Consumer spending, for example, could increase if incomes rise. Consumer savings rates jumped in the wake of the 2008 recession, but we believe this rate is unlikely to increase significantly from here. We are also reassured by the attractive general level of stock valuations. Equities are priced competitively with bonds. Stocks in the portfolio sport attractive valuations, in our view, rather than optimistic assumptions. We believe this positioning can contribute to long-term capital appreciation while softening the impact of any market volatility.

Josh, thanks for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joshua Byrne is Head of International Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from the University of Virginia. He joined Putnam in 1992 and has been in the investment industry since 1987.

After the close of the period, Simon Davis assumed responsibility as Portfolio Manager of this fund. Simon is Head of International Equities at Putnam. He previously managed this fund from 2003 to 2008. He joined Putnam in 2000 and has been in the investment industry since 1988.

IN THE NEWS

The World Bank expects developing nations to continue to lead global growth in 2011. In its Global Economic Prospects report, the World Bank projects that the global economy is moving to a slower, but solid growth trajectory for the coming year. Global GDP is estimated to slow to 3.3% in 2011, down from 3.9% in 2010. The bank also estimates a 6% growth rate for developing countries, compared with 2.4% for “high-income countries.” Still, the bank cites risks to developing-nation growth, including volatility in commodity prices and capital inflows, and European sovereign debt issues.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/12/96)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.97%	7.64%	7.13%	7.13%	7.16%	7.16%	7.42%	7.22%	7.70%	8.17%

10 years	18.05	11.25	9.42	9.42	9.54	9.54	12.25	8.32	15.13	21.09
Annual average	1.67	1.07	0.90	0.90	0.92	0.92	1.16	0.80	1.42	1.93

5 years	5.75	–0.32	1.75	0.24	1.81	1.81	3.10	–0.49	4.36	7.09
Annual average	1.12	–0.06	0.35	0.05	0.36	0.36	0.61	–0.10	0.86	1.38

3 years	–23.93	–28.31	–25.70	–27.87	–25.64	–25.64	–25.07	–27.69	–24.53	–23.36
Annual average	–8.71	–10.50	–9.43	–10.32	–9.40	–9.40	–9.17	–10.24	–8.95	–8.49

1 year	10.09	3.78	9.21	4.21	9.29	8.29	9.57	5.72	9.81	10.42

6 months	29.46	22.05	28.93	23.92	28.98	27.98	29.17	24.63	29.27	29.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B shares’ performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 12/31/10

		Lipper International Large-Cap Core
	MSCI EAFE Index (ND)	Funds category average*

Annual average (life of fund)	5.19%	6.64%

10 years	41.08	32.42
Annual average	3.50	2.68

5 years	12.92	10.82
Annual average	2.46	2.01

3 years	–19.60	–21.26
Annual average	–7.02	–7.72

1 year	7.75	8.07

6 months	24.18	24.82

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/10, there were 395, 384, 320, 252, 150, and 13 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.409		$0.214	$0.261	$0.311		$0.372	$0.460

Capital gains	—		—	—	—		—	—

Total	$0.409		$0.214	$0.261	$0.311		$0.372	$0.460

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/10	$15.80	$16.76	$14.96	$15.27	$15.38	$15.94	$15.57	$16.00

12/31/10	20.04	21.26	19.07	19.43	19.55	20.26	19.75	20.27

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/10*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Annualized expense ratio for the six-month period
ended 12/31/10	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2010, to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.87	$12.18	$12.18	$10.74	$9.30	$6.42

Ending value (after expenses)	$1,294.60	$1,289.30	$1,289.80	$1,291.70	$1,292.70	$1,296.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2010, use the following calculation method. To find the value of your investment on July 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.92	$10.71	$10.71	$9.45	$8.19	$5.65

Ending value (after expenses)	$1,018.35	$1,014.57	$1,014.57	$1,015.83	$1,017.09	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2010, Putnam employees had approximately $345,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/10 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value

Australia (2.5%)
CSL, Ltd.	292,022	$10,850,228

Qantas Airways, Ltd. †	4,722,166	12,280,366

Telstra Corp., Ltd.	5,078,451	14,506,806

		37,637,400
Belgium (1.0%)
Anheuser-Busch InBev NV	251,347	14,384,594

		14,384,594
Brazil (1.4%)
Petroleo Brasileiro SA ADR (Preference) S	595,924	20,362,723

		20,362,723
Canada (4.6%)
Agrium, Inc.	156,560	14,389,995

National Bank of Canada S	193,831	13,341,336

Nexen, Inc.	880,634	20,169,217

Teck Resources, Ltd. Class B	336,800	20,904,944

		68,805,492
China (7.6%)
Changyou.com, Ltd. ADR †	109,835	3,131,396

China Construction Bank Corp.	14,157,000	12,694,492

China Ming Yang Wind Power Group, Ltd. ADS †	171,847	1,976,241

China Mobile, Ltd.	2,710,500	26,920,185

China National Materials Co., Ltd.	10,889,000	8,783,485

China Power New Energy Development Co., Ltd. †	38,392,000	3,309,229

China WindPower Group, Ltd. †	69,160,000	6,940,023

Dongfeng Motor Group Co., Ltd.	1,950,000	3,361,636

Industrial & Commercial Bank of China	18,659,000	13,898,831

PCD Stores, Ltd.	25,184,000	7,549,044

Ping An Insurance (Group) Co. of China, Ltd.	2,275,500	25,439,464

Xinjiang Goldwind Science & Technology Co., Ltd. †	167,800	347,560

		114,351,586
Denmark (0.9%)
Pandora A/S †	220,653	13,299,264

		13,299,264
France (10.7%)
Alstom SA	189,017	9,050,766

AXA SA	321,848	5,357,970

BNP Paribas SA	416,134	26,491,803

Christian Dior SA	197,592	28,244,064

Sanofi-Aventis	561,252	35,910,378

Societe Generale	240,970	12,959,408

Technip SA	157,493	14,551,891

Total SA	522,173	27,684,567

		160,250,847
Germany (12.8%)
Allianz SE	123,197	14,649,694

BASF SE	237,796	18,982,745

Biotest AG (Preference)	78,319	4,852,922

Deutsche Post AG	1,694,498	28,775,635

Henkel AG & Co. KGaA	261,125	16,248,314

COMMON STOCKS (98.7%)* cont.	Shares	Value

Germany cont.
Kabel Deutschland Holding AG †	413,939	$19,303,261

Lanxess AG	139,682	11,038,449

Metro AG	267,655	19,283,376

MTU Aero Engines Holding AG	306,527	20,743,651

Porsche Automobil Holding SE (Preference)	479,896	38,283,401

		192,161,448
Hong Kong (1.3%)
Longtop Financial Technologies Ltd. ADR † S	185,161	6,699,125

Wharf (Holdings), Ltd.	1,705,000	13,117,072

		19,816,197
Ireland (2.7%)
Covidien PLC	265,809	12,136,839

Kerry Group PLC Class A	324,832	10,845,697

WPP PLC	1,448,822	17,838,834

		40,821,370
Israel (0.9%)
Teva Pharmaceutical Industries, Ltd. ADR	261,300	13,621,569

		13,621,569
Italy (2.5%)
Fiat SpA	982,246	20,265,920

Mediaset SpA	2,758,430	16,699,388

		36,965,308
Japan (21.9%)
Aisin Seiki Co., Ltd.	871,500	30,842,812

Astellas Pharma, Inc.	631,400	24,072,222

Fujitsu, Ltd.	2,876,000	20,016,507

Hitachi Construction Machinery Co., Ltd.	356,000	8,533,826

Hoya Corp.	201,800	4,902,065

Japan Tobacco, Inc.	9,716	35,965,238

Mitsubishi Electric Corp.	1,055,000	11,072,432

Mitsubishi Estate Co., Ltd.	562,000	10,425,868

Mitsui & Co., Ltd.	1,493,300	24,667,594

Mizuho Financial Group, Inc.	11,037,700	20,802,761

Nintendo Co., Ltd.	10,600	3,111,579

Nippon Telegraph & Telephone (NTT) Corp.	467,700	21,172,672

NTT DoCoMo, Inc.	9,761	17,049,887

ORIX Corp.	354,030	34,844,786

Sankyo Co., Ltd.	281,100	15,876,367

Sumitomo Mitsui Financial Group, Inc.	286,400	10,202,868

Suzuken Co., Ltd.	39,000	1,191,426

Tokyo Gas Co., Ltd.	3,514,000	15,583,149

Toyo Suisan Kaisha, Ltd.	786,000	17,495,713

		327,829,772
Malaysia (0.1%)
Petronas Chemicals Group Bhd †	1,066,800	1,909,757

		1,909,757
Netherlands (1.1%)
ING Groep NV †	1,642,294	15,986,832

		15,986,832
Norway (0.7%)
DnB NOR ASA	740,396	10,408,602

		10,408,602

COMMON STOCKS (98.7%)* cont.	Shares	Value

Russia (2.7%)
Lukoil OAO ADR	130,470	$7,371,555

Mobile Telesystems ADR	363,700	7,590,419

Sberbank OJSC †	6,454,109	21,989,149

Synergy Co. †	68,111	3,405,550

		40,356,673
South Korea (0.8%)
Shinhan Financial Group Co., Ltd.	262,090	12,365,272

		12,365,272
Spain (1.7%)
Banco Santander Central Hispano SA	2,332,364	24,725,216

		24,725,216
Switzerland (2.0%)
Actelion NV †	118,420	6,492,241

Syngenta AG	80,673	23,625,726

		30,117,967
Taiwan (1.3%)
Taiwan Semiconductor Manufacturing Co., Ltd.	2,950,000	7,180,322

Wistron Corp.	5,973,000	12,163,051

		19,343,373
United Kingdom (15.5%)
BAE Systems PLC	1,988,147	10,232,028

Barclays PLC	3,336,827	13,616,131

BG Group PLC	1,333,437	26,951,119

Britvic PLC	1,396,526	10,308,247

Cairn Energy PLC †	3,012,451	19,731,885

Compass Group PLC	1,306,881	11,841,630

GlaxoSmithKline PLC	890,505	17,220,960

International Power PLC	946,308	6,458,165

Reckitt Benckiser Group PLC	425,053	23,366,922

Rio Tinto PLC	454,281	31,785,683

Telecity Group PLC †	1,076,574	7,897,879

TUI Travel PLC	2,157,121	8,282,508

Tullow Oil PLC	446,931	8,789,312

Vedanta Resources PLC	221,399	8,690,768

Xstrata PLC	1,161,543	27,271,897

		232,445,134
United States (2.0%)
First Solar, Inc. † S	58,900	7,665,246

Tyco International, Ltd.	295,818	12,258,698

XL Group PLC	495,800	10,818,357

		30,742,301

Total common stocks (cost $1,208,107,948)		$1,478,708,697

MORTGAGE-BACKED SECURITIES (0.1%)* [i]	Principal amount	Value

Federal National Mortgage Association
7.5s, 2031	$650,383	$724,194
6s, 2032	54,046	58,910
5.5s, 2035	198,456	220,119

Total mortgage-backed securities (cost $1,003,223)		$1,003,223

U.S. TREASURY OBLIGATIONS (—%)* [i]	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2s,
January 15, 2014	$262,753	$284,795

Total U.S. treasury obligations (cost $284,795)		$284,795

SHORT-TERM INVESTMENTS (2.1%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	22,962,988	$22,962,988

SSgA Prime Money Market Fund 0.13% i P	2,861,000	2,861,000

U.S. Treasury Bills for an effective yield of 0.29%,
March 10, 2011	$221,000	220,951

U.S. Treasury Bills, for effective yields ranging from
0.20% to 0.21%, June 2, 2011	676,000	675,231

U.S. Treasury Bills for an effective yield of 0.24%,
July 28, 2011	210,000	209,691

U.S. Treasury Bills, for effective yields ranging from
0.24% to 0.26%, October 20, 2011	4,180,000	4,173,187

Total short-term investments (cost $31,101,572)		$31,103,048

TOTAL INVESTMENTS

Total investments (cost $1,240,497,538)		$1,511,099,763

Key to holding’s abbreviations
ADR	American Depository Receipts
ADS	American Depository Shares
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,498,010,821.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $443,953 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR and ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

Banking	12.9%

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $601,901,339) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	1/19/11	$14,199,223	$13,323,150	$876,073

	British Pound	Buy	1/19/11	7,232,935	7,211,228	21,707

	Canadian Dollar	Sell	1/19/11	31,533,699	30,795,959	(737,740)

	Euro	Buy	1/19/11	2,474,589	2,417,606	56,983

	Norwegian Krone	Sell	1/19/11	2,646,650	2,533,512	(113,138)

	Swedish Krona	Buy	1/19/11	3,342,273	3,243,235	99,038

	Swiss Franc	Buy	1/19/11	19,994,002	18,614,047	1,379,955

Barclays Bank PLC

	British Pound	Buy	1/19/11	9,748,183	9,722,052	26,131

	Canadian Dollar	Sell	1/19/11	7,746,374	7,608,209	(138,165)

	Euro	Sell	1/19/11	1,087,873	1,063,253	(24,620)

	Hong Kong Dollar	Sell	1/19/11	22,846,077	22,881,260	35,183

	Japanese Yen	Sell	1/19/11	298,586	288,133	(10,453)

	Norwegian Krone	Sell	1/19/11	1,250,264	1,197,880	(52,384)

	Singapore Dollar	Buy	1/19/11	6,980,430	6,886,547	93,883

	Swedish Krona	Buy	1/19/11	882,087	856,990	25,097

	Swiss Franc	Buy	1/19/11	9,089,429	8,464,538	624,891

Citibank, N.A.

	Australian Dollar	Buy	1/19/11	5,357,289	5,025,074	332,215

	British Pound	Buy	1/19/11	5,777,117	5,758,000	19,117

	Danish Krone	Buy	1/19/11	2,582,455	2,573,734	8,721

	Euro	Sell	1/19/11	722,307	705,831	(16,476)

	Hong Kong Dollar	Sell	1/19/11	19,904,886	19,932,714	27,828

	Norwegian Krone	Sell	1/19/11	973,045	932,521	(40,524)

	Singapore Dollar	Buy	1/19/11	10,742	10,588	154

	Swedish Krona	Buy	1/19/11	9,663,397	9,388,180	275,217

	Swiss Franc	Buy	1/19/11	7,373,568	6,866,161	507,407

Credit Suisse AG

	Australian Dollar	Buy	1/19/11	8,932,153	8,377,380	554,773

	British Pound	Buy	1/19/11	6,282,194	6,263,359	18,835

	Canadian Dollar	Sell	1/19/11	14,858,982	14,503,955	(355,027)

	Euro	Sell	1/19/11	13,240,197	12,939,371	(300,826)

	Japanese Yen	Buy	1/19/11	784,649	756,641	28,008

	Norwegian Krone	Buy	1/19/11	1,433,418	1,372,075	61,343

	Swedish Krona	Buy	1/19/11	4,667,043	4,529,273	137,770

	Swiss Franc	Buy	1/19/11	14,421,442	13,425,828	995,614

Deutsche Bank AG

	Australian Dollar	Buy	1/19/11	11,475,366	10,764,544	710,822

	Euro	Sell	1/19/11	970,876	949,020	(21,856)

	Swedish Krona	Buy	1/19/11	2,771,459	2,689,903	81,556

	Swiss Franc	Buy	1/19/11	4,587,234	4,271,652	315,582

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $601,901,339) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	1/19/11	$14,350,032	$13,467,463	$882,569

	British Pound	Buy	1/19/11	2,948,126	2,937,898	10,228

	Euro	Sell	1/19/11	1,455,311	1,422,267	(33,044)

	Japanese Yen	Buy	1/19/11	6,599,176	6,361,280	237,896

	Norwegian Krone	Buy	1/19/11	1,207,451	1,156,120	51,331

	Swedish Krona	Buy	1/19/11	6,062,596	5,889,079	173,517

HSBC Bank USA, National Association

	Australian Dollar	Sell	1/19/11	2,281,341	2,141,099	(140,242)

	British Pound	Buy	1/19/11	3,832,595	3,820,994	11,601

	Euro	Sell	1/19/11	4,932,198	4,818,364	(113,834)

	Hong Kong Dollar	Sell	1/19/11	22,259,157	22,292,286	33,129

	Norwegian Krone	Sell	1/19/11	7,565,270	7,242,586	(322,684)

	Swiss Franc	Buy	1/19/11	4,844,168	4,507,584	336,584

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	1/19/11	8,552,781	8,015,292	537,489

	British Pound	Buy	1/19/11	5,846,041	5,760,039	86,002

	Euro	Sell	1/19/11	8,866,243	8,663,470	(202,773)

	Hong Kong Dollar	Sell	1/19/11	19,690,147	19,720,215	30,068

	Japanese Yen	Sell	1/19/11	7,956,824	7,847,483	(109,341)

	Norwegian Krone	Buy	1/19/11	9,083,559	8,708,126	375,433

	Singapore Dollar	Buy	1/19/11	19,075,524	18,825,807	249,717

	Swedish Krona	Buy	1/19/11	3,276,167	3,184,750	91,417

	Swiss Franc	Buy	1/19/11	9,038,771	8,416,355	622,416

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/19/11	5,365,668	5,021,904	343,764

	British Pound	Buy	1/19/11	8,421,791	8,399,486	22,305

	Euro	Sell	1/19/11	11,023,135	10,780,761	(242,374)

	Israeli Shekel	Buy	1/19/11	4,573,260	4,474,297	98,963

	Japanese Yen	Buy	1/19/11	8,868,376	8,555,382	312,994

	Swedish Krona	Buy	1/19/11	5,959,399	5,783,814	175,585

	Swiss Franc	Buy	1/19/11	10,812,252	10,065,204	747,048

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/19/11	3,259,453	3,057,105	202,348

	Canadian Dollar	Sell	1/19/11	12,137,639	11,847,517	(290,122)

	Euro	Sell	1/19/11	11,099,618	10,847,510	(252,108)

	Israeli Shekel	Buy	1/19/11	4,573,232	4,474,762	98,470

	Norwegian Krone	Sell	1/19/11	354,611	339,439	(15,172)

	Swedish Krona	Buy	1/19/11	7,619,841	7,423,642	196,199

UBS AG

	Australian Dollar	Buy	1/19/11	11,524,205	10,953,375	570,830

	British Pound	Buy	1/19/11	8,318,406	8,313,978	4,428

	Euro	Sell	1/19/11	5,438,962	5,370,178	(68,784)

	Israeli Shekel	Sell	1/19/11	10,974,895	10,911,404	(63,491)

	Norwegian Krone	Buy	1/19/11	349,242	334,336	14,906

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $601,901,339) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Swedish Krona	Buy	1/19/11	$3,979,149	$3,862,648	$116,501

	Swiss Franc	Buy	1/19/11	12,752,811	12,010,107	742,704

Westpac Banking Corp.

	Australian Dollar	Buy	1/19/11	11,774,838	11,044,889	729,949

	British Pound	Buy	1/19/11	6,413,804	6,389,907	23,897

	Euro	Sell	1/19/11	1,472,960	1,439,521	(33,439)

	Japanese Yen	Sell	1/19/11	6,072,023	5,858,213	(213,810)

Total						$11,531,764

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$37,637,400	$—	$—

Belgium	14,384,594	—	—

Brazil	20,362,723	—	—

Canada	68,805,492	—	—

China	114,351,586	—	—

Denmark	13,299,264	—	—

France	160,250,847	—	—

Germany	192,161,448	—	—

Hong Kong	19,816,197	—	—

Ireland	40,821,370	—	—

Israel	13,621,569	—	—

Italy	36,965,308	—	—

Japan	327,829,772	—	—

Malaysia	1,909,757	—	—

Netherlands	15,986,832	—	—

Norway	10,408,602	—	—

Russia	40,356,673	—	—

South Korea	12,365,272	—	—

Spain	24,725,216	—	—

Switzerland	30,117,967	—	—

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Taiwan	$19,343,373	$—	$—

United Kingdom	232,445,134	—	—

United States	30,742,301	—	—

Total common stocks	1,478,708,697	—	—
Mortgage-backed securities	—	1,003,223	—

U.S. Treasury Obligations	—	284,795	—

Short-term investments	2,861,000	28,242,048	—

Totals by level	$1,481,569,697	$29,530,066	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$11,531,764	$—

Totals by level	$—	$11,531,764	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/10 (Unaudited)

ASSETS

Investment in securities, at value, including $22,545,211 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,217,534,550)	$1,488,136,775
Affiliated issuers (identified cost $22,962,988) (Note 1)	22,962,988

Foreign currency (cost $2,839,607) (Note 1)	3,044,721

Dividends, interest and other receivables	3,134,991

Receivable for shares of the fund sold	392,208

Receivable for investments sold	20,311,466

Unrealized appreciation on forward currency contracts (Note 1)	15,444,191

Total assets	1,553,427,340

LIABILITIES

Payable to custodian	4,597,778

Payable for investments purchased	13,297,224

Payable for shares of the fund repurchased	3,433,355

Payable for compensation of Manager (Note 2)	888,153

Payable for investor servicing fees (Note 2)	327,219

Payable for custodian fees (Note 2)	94,184

Payable for Trustee compensation and expenses (Note 2)	573,249

Payable for administrative services (Note 2)	6,638

Payable for distribution fees (Note 2)	936,974

Unrealized depreciation on forward currency contracts (Note 1)	3,912,427

Collateral on securities loaned, at value (Note 1)	22,962,988

Collateral on certain derivative contracts, at value (Note 1)	4,149,018

Other accrued expenses	237,312

Total liabilities	55,416,519

Net assets	$1,498,010,821

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,785,408,812

Distributions in excess of net investment income (Note 1)	(49,903,483)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,519,898,554)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	282,404,046

Total — Representing net assets applicable to capital shares outstanding	$1,498,010,821

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,239,386,757 divided by 61,855,128 shares)	$20.04

Offering price per class A share (100/94.25 of $20.04)*	$21.26

Net asset value and offering price per class B share ($66,402,059 divided by 3,481,350 shares)**	$19.07

Net asset value and offering price per class C share ($86,651,530 divided by 4,460,103 shares)**	$19.43

Net asset value and redemption price per class M share ($28,908,636 divided by 1,478,820 shares)	$19.55

Offering price per class M share (100/96.50 of $19.55)*	$20.26

Net asset value, offering price and redemption price per class R share
($4,537,211 divided by 229,721 shares)	$19.75

Net asset value, offering price and redemption price per class Y share
($72,124,628 divided by 3,559,033 shares)	$20.27

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $970,783)	$10,991,052

Interest (including interest income of $5,141 from investments in affiliated issuers) (Note 6)	718,691

Securities lending (including interest income of $154,942 from investments
in affiliated issuers) (Note 1)	198,480

Total investment income	11,908,223

EXPENSES

Compensation of Manager (Note 2)	5,247,945

Investor servicing fees (Note 2)	2,511,691

Custodian fees (Note 2)	110,820

Trustee compensation and expenses (Note 2)	74,562

Administrative services (Note 2)	24,400

Distribution fees — Class A (Note 2)	1,524,028

Distribution fees — Class B (Note 2)	355,720

Distribution fees — Class C (Note 2)	426,066

Distribution fees — Class M (Note 2)	105,822

Distribution fees — Class R (Note 2)	10,632

Other	300,181

Total expenses	10,691,867

Expense reduction (Note 2)	(126,797)

Net expenses	10,565,070

Net investment income	1,343,153

Net realized gain on investments (net of foreign tax of $188) (Notes 1 and 3)	75,855,050

Net realized gain on foreign currency transactions (Note 1)	30,857,298

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	7,540,429

Net unrealized appreciation of investments during the period	260,402,277

Net gain on investments	374,655,054

Net increase in net assets resulting from operations	$375,998,207

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/10*	Year ended 6/30/10

Operations:
Net investment income	$1,343,153	$17,060,372

Net realized gain on investments and foreign currency transactions	106,712,348	100,224,164

Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies	267,942,706	(13,298,929)

Net increase in net assets resulting from operations	375,998,207	103,985,607

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(25,096,155)	(31,836,980)

Class B	(741,474)	(1,784,552)

Class C	(1,157,137)	(1,663,682)

Class M	(456,031)	(617,586)

Class R	(86,014)	(84,381)

Class Y	(1,617,043)	(3,571,082)

From return of capital
Class A	—	(905,390)

Class B	—	(50,750)

Class C	—	(47,312)

Class M	—	(17,563)

Class R	—	(2,400)

Class Y	—	(101,556)

Increase in capital from settlement payments	146,009	50,538

Redemption fees (Note 1)	9,194	35,528

Decrease from capital share transactions (Note 4)	(199,552,754)	(466,904,081)

Total increase (decrease) in net assets	147,446,802	(403,515,642)

NET ASSETS

Beginning of period	1,350,564,019	1,754,079,661

End of period (including distributions in excess of net investment
income of $49,903,483 and $22,092,782, respectively)	$1,498,010,821	$1,350,564,019

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
December 31, 2010 **	$15.80	.02	4.63	4.65	(.41)	—	—	(.41)	—	— [b,e]	$20.04	29.46 *	$1,239,387	.68*	.13*	31.89*
June 30, 2010	15.75	.19	.29	.48	(.42)	—	(.01)	(.43)	—	— [b,f]	15.80	2.67	1,087,233	1.42	1.07	95.66
June 30, 2009	24.68	.38	(9.38)	(9.00)	—	—	—	—	—	.07 [h,i]	15.75	(36.18)	1,364,234	1.35 [g]	2.27 [g]	82.09
June 30, 2008	34.90	.48	(4.40)	(3.92)	(1.06)	(5.24)	—	(6.30)	—	—	24.68	(12.73)	3,246,278	1.19 [g]	1.63 [g]	73.98
June 30, 2007	28.82	.35	7.89	8.24	(.70)	(1.46)	—	(2.16)	—	—	34.90	29.51	4,223,621	1.25 [g]	1.11 [g]	94.85
June 30, 2006	23.39	.45 [j,k]	5.51	5.96	(.53)	—	—	(.53)	—	—	28.82	25.70	3,601,661	1.19 [g,k]	1.69 [g,j,k]	83.10

Class B
December 31, 2010 **	$14.96	(.04)	4.36	4.32	(.21)	—	—	(.21)	—	— [b,e]	$19.07	28.93 *	$66,402	1.06*	(.24)*	31.89*
June 30, 2010	14.91	.04	.28	.32	(.26)	—	(.01)	(.27)	—	— [b,f]	14.96	1.89	70,933	2.17	.21	95.66
June 30, 2009	23.55	.24	(8.95)	(8.71)	—	—	—	—	—	.07 [h,i]	14.91	(36.69)	134,905	2.10 [g]	1.45 [g]	82.09
June 30, 2008	33.50	.18	(4.15)	(3.97)	(.74)	(5.24)	—	(5.98)	—	—	23.55	(13.38)	478,126	1.94 [g]	.62 [g]	73.98
June 30, 2007	27.71	.09	7.60	7.69	(.44)	(1.46)	—	(1.90)	—	—	33.50	28.56	1,013,822	2.00 [g]	.29 [g]	94.85
June 30, 2006	22.49	.21 [j,k]	5.33	5.54	(.32)	—	—	(.32)	—	—	27.71	24.77	1,162,723	1.94 [g,k]	.81 [g,j,k]	83.10

Class C
December 31, 2010 **	$15.27	(.05)	4.47	4.42	(.26)	—	—	(.26)	—	— [b,e]	$19.43	28.98 *	$86,652	1.06*	(.25)*	31.89*
June 30, 2010	15.24	.05	.29	.34	(.30)	—	(.01)	(.31)	—	— [b,f]	15.27	1.92	76,281	2.17	.31	95.66
June 30, 2009	24.07	.25	(9.15)	(8.90)	—	—	—	—	—	.07 [h,i]	15.24	(36.68)	93,839	2.10 [g]	1.56 [g]	82.09
June 30, 2008	34.16	.24	(4.30)	(4.06)	(.79)	(5.24)	—	(6.03)	—	—	24.07	(13.39)	211,371	1.94 [g]	.82 [g]	73.98
June 30, 2007	28.25	.11	7.73	7.84	(.47)	(1.46)	—	(1.93)	—	—	34.16	28.55	300,684	2.00 [g]	.37 [g]	94.85
June 30, 2006	22.93	.23 [j,k]	5.42	5.65	(.33)	—	—	(.33)	—	—	28.25	24.77	264,090	1.94 [g,k]	.87 [g,j,k]	83.10

Class M
December 31, 2010 **	$15.38	(.02)	4.50	4.48	(.31)	—	—	(.31)	—	— [b,e]	$19.55	29.17 *	$28,909	.94*	(.13)*	31.89*
June 30, 2010	15.35	.10	.28	.38	(.34)	—	(.01)	(.35)	—	— [b,f]	15.38	2.15	25,387	1.92	.57	95.66
June 30, 2009	24.18	.29	(9.19)	(8.90)	—	—	—	—	—	.07 [h,i]	15.35	(36.52)	29,707	1.85 [g]	1.81 [g]	82.09
June 30, 2008	34.30	.31	(4.32)	(4.01)	(.87)	(5.24)	—	(6.11)	—	—	24.18	(13.20)	66,502	1.69 [g]	1.07 [g]	73.98
June 30, 2007	28.35	.19	7.76	7.95	(.54)	(1.46)	—	(2.00)	—	—	34.30	28.89	96,237	1.75 [g]	.61 [g]	94.85
June 30, 2006	23.00	.30 [j,k]	5.44	5.74	(.39)	—	—	(.39)	—	—	28.35	25.12	86,932	1.69 [g,k]	1.14 [g,j,k]	83.10

Class R
December 31, 2010 **	$15.57	— [b]	4.55	4.55	(.37)	—	—	(.37)	—	— [b,e]	$19.75	29.27 *	$4,537	.81*	(.01)*	31.89*
June 30, 2010	15.52	.15	.29	.44	(.38)	—	(.01)	(.39)	—	— [b,f]	15.57	2.46	3,537	1.67	.82	95.66
June 30, 2009	24.40	.35	(9.30)	(8.95)	—	—	—	—	—	.07 [h,i]	15.52	(36.39)	3,648	1.60 [g]	2.18 [g]	82.09
June 30, 2008	34.59	.42	(4.38)	(3.96)	(.99)	(5.24)	—	(6.23)	—	—	24.40	(12.96)	5,128	1.44 [g]	1.45 [g]	73.98
June 30, 2007	28.61	.33	7.77	8.10	(.66)	(1.46)	—	(2.12)	—	—	34.59	29.23	5,504	1.50 [g]	1.05 [g]	94.85
June 30, 2006	23.25	.53 [j,k]	5.33	5.86	(.50)	—	—	(.50)	—	—	28.61	25.42	3,354	1.44 [g,k]	1.95 [g,j,k]	83.10

Class Y
December 31, 2010 **	$16.00	.05	4.68	4.73	(.46)	—	—	(.46)	—	— [b,e]	$20.27	29.61 *	$72,125	.56*	.29*	31.89*
June 30, 2010	15.94	.22	.31	.53	(.46)	—	(.01)	(.47)	—	— [b,f]	16.00	2.95	87,194	1.17	1.21	95.66
June 30, 2009	24.92	.41	(9.46)	(9.05)	—	—	—	—	—	.07 [h,i]	15.94	(36.04)	127,746	1.10 [g]	2.25 [g]	82.09
June 30, 2008	35.18	.58	(4.46)	(3.88)	(1.14)	(5.24)	—	(6.38)	—	—	24.92	(12.49)	1,312,695	.94 [g]	1.94 [g]	73.98
June 30, 2007	29.03	.45	7.94	8.39	(.78)	(1.46)	—	(2.24)	—	—	35.18	29.85	1,613,443	1.00 [g]	1.40 [g]	94.85
June 30, 2006	23.55	.53 [j,k]	5.54	6.07	(.59)	—	—	(.59)	—	—	29.03	26.05	1,253,655	.94 [g,k]	1.95 [g,j,k]	83.10

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/services arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, which amounted to less than $0.01 per share outstanding as of December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2009	0.01%

June 30, 2008	<0.01

June 30, 2007	<0.01

June 30, 2006	<0.01

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.04 per share outstanding as of June 23, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

j Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.14	0.54%

Class B	0.13	0.51

Class C	0.14	0.52

Class M	0.14	0.53

Class R	0.18	0.66

Class Y	0.15	0.56

k Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.02 per share and 0.07% of average net assets for the period ended June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam International Equity Fund (the fund) is Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in equity securities of midsize and large companies located outside the United States.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the

U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,467,233 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $255,828 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $22,545,211 and the fund received cash collateral of $22,962,988.

H) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2010, the fund had a capital loss carryover of $1,589,889,912 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$20,221,268	June 30, 2011

594,598,295	June 30, 2017

975,070,349	June 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2011 $33,143,877 of losses recognized during the period November 1, 2009 to June 30, 2010.

The aggregate identified cost on a tax basis is $1,261,596,867, resulting in gross unrealized appreciation and depreciation of $295,078,564 and $45,575,668, respectively, or net unrealized appreciation of $249,502,896.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.850% of the first $5 billion, 0.800% of the next $5 billion, 0.750% of the next $10 billion, 0.700% of the next $10 billion, 0.650% of the next $50 billion, 0.630% of the next $50 billion, 0.620% of the next $100 billion, and 0.615% of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,719 under the expense offset arrangements and by $124,078 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,051, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,560 and $128 from the sale of class A and class M shares, respectively, and received $23,633 and $301 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $456,562,392 and $649,155,960, respectively. There were no purchases or proceeds from sales of U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/10		Year ended 6/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	2,087,546	$38,964,470	6,578,125	$117,976,764

Shares issued in connection with
reinvestment of distributions	1,161,667	22,931,117	1,672,287	30,669,670

	3,249,213	61,895,587	8,250,412	148,646,434

Shares repurchased	(10,210,030)	(190,074,857)	(26,072,897)	(467,161,567)

Net decrease	(6,960,817)	$(128,179,270)	(17,822,485)	$(318,515,133)

	Six months ended 12/31/10		Year ended 6/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	73,688	$1,296,299	240,850	$4,154,301

Shares issued in connection with
reinvestment of distributions	36,107	678,940	95,998	1,673,251

	109,795	1,975,239	336,848	5,827,552

Shares repurchased	(1,369,973)	(24,169,147)	(4,644,625)	(78,931,544)

Net decrease	(1,260,178)	$(22,193,908)	(4,307,777)	$(73,103,992)

	Six months ended 12/31/10		Year ended 6/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	54,115	$985,202	182,156	$3,228,437

Shares issued in connection with
reinvestment of distributions	48,536	929,458	75,901	1,350,281

	102,651	1,914,660	258,057	4,578,718

Shares repurchased	(637,693)	(11,457,874)	(1,420,360)	(24,677,554)

Net decrease	(535,042)	$(9,543,214)	(1,162,303)	$(20,098,836)

	Six months ended 12/31/10		Year ended 6/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	53,213	$965,952	149,825	$2,640,813

Shares issued in connection with
reinvestment of distributions	19,367	373,014	34,014	608,843

	72,580	1,338,966	183,839	3,249,656

Shares repurchased	(243,975)	(4,384,220)	(468,784)	(8,235,538)

Net decrease	(171,395)	$(3,045,254)	(284,945)	$(4,985,882)

	Six months ended 12/31/10		Year ended 6/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	24,204	$443,083	112,547	$1,961,032

Shares issued in connection with
reinvestment of distributions	4,350	84,643	4,630	83,760

	28,554	527,726	117,177	2,044,792

Shares repurchased	(26,022)	(482,844)	(125,004)	(2,289,133)

Net increase (decrease)	2,532	$44,882	(7,827)	$(244,341)

	Six months ended 12/31/10		Year ended 6/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	247,450	$4,661,287	1,452,425	$25,461,553

Shares issued in connection with
reinvestment of distributions	75,012	1,497,237	189,821	3,519,282

	322,462	6,158,524	1,642,246	28,980,835

Shares repurchased	(2,214,683)	(42,794,514)	(4,207,562)	(78,936,732)

Net decrease	(1,892,221)	$(36,635,990)	(2,565,316)	$(49,955,897)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$15,444,191	Payables	$3,912,427

Total		$15,444,191		$3,912,427

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$30,633,756	$30,633,756

Total	$30,633,756	$30,633,756

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$7,271,300	$7,271,300

Total	$7,271,300	$7,271,300

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,141 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $200,748,762 and $214,291,396, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Mark C. Trenchard
Putnam Investment	Robert J. Darretta	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Francis J. McNamara, III
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive Officer,	Michael Higgins
	Treasurer and Compliance	Vice President, Senior Associate
Marketing Services	Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson A. Baxter,	Robert R. Leveille
Vice Chairman	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA009 265547 2/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011